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                                                                    EXHIBIT 10.6

                                                          EXECUTION COPY

                                     FOURTH
                              AMENDED AND RESTATED
                     MASTER COLLATERAL ASSIGNMENT AGREEMENT

            THIS FOURTH AMENDED AND RESTATED MASTER COLLATERAL ASSIGNMENT AGREEMENT dated as of September 1, 2002 (the "Agreement"), which amends and restates the Master Collateral Assignment Agreement dated as of September 30, 1993, as amended and restated as of June 1, 1995, as amended and restated as of November 1, 1998 (the "Second Amended and Restated Agreement"), as amended and restated as of March 1, 2000 (the "Third Amended and Restated Agreement") is by and among WESTERN FINANCIAL BANK, a federally-chartered savings association formerly known as Western Financial Savings Bank, F.S.B. (including its successors and assigns, the "Bank"), WFS FINANCIAL AUTO LOANS, INC., a California corporation formerly known as Western Financial Auto Loans, Inc. ("WFAL"), WFS FUNDING, INC., a California corporation ("WFS Funding"), WFS RECEIVABLES CORPORATION, a California corporation ("WFSRC") and WFS RECEIVABLES CORPORATION 2, a California corporation ("WFSRC2"), WFS FINANCIAL AUTO LOANS 2, INC., a California corporation formerly known as Western Financial Auto Loans 2, Inc. ("WFAL2"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company (including its successors and assigns, "Financial Security"), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), a New York banking corporation, in its capacity as indenture trustee (the "Indenture Trustee") under each of the Indentures (as defined in Section 1.01 hereof) and in its capacity as collateral agent (the "Collateral Agent") under each of the Insurance Agreements (as defined in Section 1.01 hereof) and DEUTSCHE BANK NATIONAL TRUST COMPANY (formerly known as Bankers Trust Company of California, N.A.) as Master Collateral Agent (as defined in Section 1.01 hereof). Capitalized terms used without definition have the meanings set forth in Article I hereof.

                                 R E C I T A L S

            The Bank and WFAL2 are, and may in the future be, obligors under certain reinvestment contracts (or RICs). To the extent provided in any RIC, the Bank and/or WFAL2, as applicable, has received and/or will receive funds credited to (i) the Collection Account, the Note Distribution Account and/or the Certificate Distribution Account, (ii) the Spread Account and/or (iii) the Holding Account for investment in such RIC.

            The Bank, WFAL2 and Financial Security have entered into a Master RIC Reimbursement Agreement to provide for, among other things, the reimbursement of any payments that may be made under Policies issued by Financial Security with respect to the RICs.

            The parties hereto are entering into this Agreement in order to secure the full and punctual payment of all amounts when due by the Bank or WFAL2 under, and the performance

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by the Bank and WFAL2 of all of their other obligations pursuant to, the RICs and the Master RIC Reimbursement Agreement by means of the pledge of Collateral hereunder by the Bank and WFAL2 to the Master Collateral Agent on behalf of, and for the benefit of, the Indenture Trustee, the Collateral Agent and Financial Security.

                               A G R E E M E N T S

            In consideration of the premises, the mutual agreements contained herein and Financial Security's continuing agreement to issue Policies at lower premium rates than Financial Security would be willing to offer if the collateral arrangements herein were not maintained, and for other consideration, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

            Section 1.01 Definitions. Unless defined in this Agreement, capitalized terms used in this Agreement shall have the meaning given such terms in the Sale and Servicing Agreement dated as of November 23, 1998 between WFS and WFAL2, as amended by Amendment No. 1 thereto dated as of January 1, 2001, as such agreement may be amended from time to time in accordance with its terms (the "WFS Sale and Servicing Agreement"). The following terms shall have the following respective meanings:

            "Account" has the meaning specified in Article 9 of the UCC.

            "Aggregate Collateral Value" means, as of any date of determination,
(i) the aggregate outstanding principal amount of all items of Collateral pledged to the Master Collateral Agent pursuant to Section 2.01 hereof, discounted as set forth on Schedule A hereto less (ii) the collection discount equal to the amount determined in the manner described in footnote (c) of the related Monthly Statement. Clause (ii) shall be deemed amended to the extent a change in the form of or disclosures required in the Monthly Statement is approved as described in the definition of "Monthly Statement" that would affect clause (ii).

            "Aggregate Commingled Account Balance" means, as of any date of determination, the aggregate amounts as determined in Section I of the relevant Monthly Statement.

            "Authorized Officer" means, (i) with respect to the Bank and WFAL2, the President, the Chief Financial Officer, Treasurer or any Vice President,
(ii) with respect to Financial Security, the Chairman of the Board, the President, any Executive Vice President, any Managing Director or any Director,
(iii) with respect to the Master Collateral Agent, any Vice President, Assistant Vice President or Trust Officer, and (iv) with respect to the Indenture Trustee or the Collateral Agent, any Vice President or Trust Officer.

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            "Business Day" means any day that is not (a) a Saturday or Sunday or
(b) a day on which banking institutions in The City of New York or in the State of California are authorized or obligated by law or executive order to be closed.

            "Certificate Distribution Account" has the meaning, with respect to any Issuer, set forth in the related Trust Agreement.

            "Chattel Paper" has the meaning specified in Article 9 of the UCC.

            "Clearing Corporation" means a "clearing corporation" (as defined in Section 8-102(a)(5) of the UCC) with which the Master Collateral Agent maintains an account and which is used by the Master Collateral Agent to hold Securities and Securities Entitlements.

            "Collateral" has the meaning specified in Section 2.01(c)(iii) hereof.

            "Collateral Account" has the meaning specified in Section 3.01 hereof.

            "Collateral Agent" has the meaning, with respect to any Issuer, specified in the related Insurance Agreement.

            "Collateral Schedule" has the meaning specified in Section 7.01 hereof.

            "Collection Account" has the meaning, with respect to any Issuer, set forth in the related Indenture.

            "Contract" means any retail installment sales contract and security agreement, or installment loan agreement and security agreement that has been executed by an obligor and pursuant to which such obligor purchased or financed a motor vehicle and that is pledged or is intended to be pledged hereunder.

            "Controlling Party" means Financial Security so long as no Financial Security Insolvency shall have occurred and no Insurer Default shall have occurred and be continuing, and, at any other time, the Indenture Trustee.

            "Controlling Party Notice" has the meaning set forth in Section 3.05 hereof.

            "Default" means (i) any failure by the Bank or WFAL2 to Deliver Collateral as and when required hereunder, (ii) any other material breach by the Bank or WFAL2 of its obligations hereunder and failure to cure such breach within two (2) Business Days after receipt of notice thereof from the Controlling Party or (iii) any default by the Bank, WFAL2, WFS or any Depositor under any Transaction Agreement to which it is a party.

            "Delivery" means, with respect to Collateral, the accomplishment of the following:

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            (a)   "instruments" and "certificated securities" (as such terms are defined in the UCC; any of such "instruments" or "certificated securities" being "Possessory Collateral") shall be in bearer form or registered in the name of the Master Collateral Agent or its nominee or duly indorsed to the Master Collateral Agent or in blank, and in no case will any Collateral be registered in the name of the Bank or WFAL2, payable to the order of the Bank or WFAL2 or specially indorsed to the Bank or WFAL2 (except to the extent the foregoing have been further specially indorsed by the Bank or WFAL2 to the Master Collateral Agent or its nominee or in blank);

            (b) Security Entitlements included in the Collateral and held by or for a Clearing Corporation shall be (A) held by the Clearing Corporation (or its custodian and/or nominee) as specified in clause (i) above, (B) evidenced by a written or electronic advice of the book-entry registration of such Securities Entitlement in an account of the Master Collateral Agent (or its nominee) as such Clearing Corporation maintained in accordance with the rules of such Clearing Corporation (a "Clearing Corporation Account"), and (C) the corresponding Security Entitlement shall be evidenced by written records of the Master Collateral Agent as being credited to the Collateral Account; and

            (c) as to all Uncertificated Securities included in the Collateral, the Master Collateral Agent shall have received evidence that (A) it or its nominee is the registered owner on the books of the issuer thereof or (B) a Clearing Corporation or its nominee is so registered and the corresponding Security Entitlement is evidenced by written records of the Master Collateral Agent as being credited to the Collateral Account.

            "Deposit Account" has the meaning specified in Article 9 of the UCC.

            "Depositor" means any of (i) WFAL, (ii) WFS Funding, (iii) WFSRC,
(iv) WFSRC2, or (v) any entity that becomes a "Depositor" under this Agreement pursuant to the provisions of Section 8.03 hereof, and "Depositors" means (unless otherwise specified) all of them.

            "Electronic Chattel Paper" has the meaning specified in Article 9 of the UCC.

            "Eligible Account" means (i) a segregated trust account in the corporate trust department that is maintained with a depository institution or trust company the commercial paper or other short-term debt obligations of which have credit ratings from S&P at least equal to "A-1" and from Moody's equal to "P-1", which account is fully insured up to applicable limits by the Federal Deposit Insurance Corporation or (ii) a general ledger account or deposit account that is maintained at (a) a depository institution or trust company satisfying the criteria specified in clause (i) above or (b) a depository institution acceptable to Financial Security as evidenced by a letter to such effect from Financial Security to the Master Collateral Agent.

            "Entitlement Order" means a notification communicated in accordance with this Agreement by the Controlling Party to the Master Collateral Agent directing transfer or redemption with respect to a Financial Asset credited to a Securities Account hereunder.

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            "Federal Agency Security" means any mortgage-backed security issued by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation or guaranteed by the Government National Mortgage Association.

            "Federal Government Security" means any security issued by the United States or any department or agency of the United States which is entitled to the full faith and credit of the United States.

            "Financial Asset" means Collateral that is a security or an obligation of a Person or a share, participation, or other interest in a Person or in property or an enterprise of a Person that is, or is of a type, dealt in or traded on financial markets, or that is recognized in any area in which it is issued or dealt in as a medium for investment and shall include, for the purposes of this Agreement, a Federal Agency Security and a Federal Government Security, regardless of whether the transfer or perfection of a Federal Agency Security or Federal Government Security is accomplished under federal law or the UCC. As the context requires, references to "Financial Asset" herein shall mean the Financial Asset itself or the means by which the interest of a Person holding an interest therein is evidenced, including a Security Certificate or Uncertificated Security or a Security Entitlement.

            "General Intangibles" has the meaning specified in Article 9 of the UCC.

            "Holding Account" has the meaning, with respect to any Issuer, set forth in the related Indenture.

            "Indenture" means, with respect to any Issuer, the indenture entered into between the Indenture Trustee and such Issuer, as such agreement may be amended from time to time in accordance with the terms thereof, and "Indentures" means (unless otherwise specified) all of such indentures.

            "Instrument" has the meaning specified in Article 9 of the UCC.

            "Insurance Agreement" means, with respect to any Issuer, the Insurance, Indemnity and Pledge Agreement entered into among such Issuer, a Depositor, Financial Security and the Collateral Agent (and which may also include other parties) and pursuant to which a Policy (or Policies) is (or are) issued, as such agreement may be amended from time to time in accordance with the terms thereof, and "Insurance Agreements" means (unless otherwise specified) all of such Insurance, Indemnity and Pledge Agreements.

            "Insurer Default" has the meaning set forth in the Indenture with the most recent date (including any "as of" date) with respect to which any related Policy remains in effect.

            "Insurer Insolvency" has the meaning set forth in the Indenture with the most recent date (including any "as of" date) with respect to which any related Policy remains in effect.

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            "Issuer" means any of the Delaware statutory trusts, or other entities, (i) formed by (or to be formed by) or affiliated with (or to be affiliated with, when formed) any Depositor and (ii) that has issued (or, in the future, issues) securities guaranteed pursuant to a Policy, and "Issuers" means (unless otherwise specified) all of such trusts or other entities.

            "Investment Property" has the meaning specified in Article 9 of the UCC.

            "Lien" means, as applied to the property or assets (or the income, proceeds, products, rents or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise: (a) any mortgage, pledge, attachment, charge, lease, conditional sale or other title retention agreement or other security interest or encumbrance of any kind; or (b) any arrangement, express or implied, under which such property or assets (and/or such income, proceeds, products, rents or profits) are transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for payment of debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

            "Master Collateral Agent" means, initially, Deutsche Bank National Trust Company ., including its successors and assigns, in its capacity as collateral agent on behalf of the Indenture Trustee, the Collateral Agent and Financial Security, or any successor that shall have become the Master Collateral Agent pursuant to Section 4.05 hereof, and thereafter "Master Collateral Agent" shall mean such successor.

            "Master RIC Reimbursement Agreement" means, the Second Amended and Restated Master RIC Reimbursement Agreement dated as of September 1, 2002 among the Bank, WFAL2 and Financial Security, as such agreement may be amended from time to time in accordance with the terms thereof.

            "Master Secured Obligations" means, on any date, (i) the respective obligations of the Bank and, WFAL2 set forth in Sections 2.01(c)(i) and 2.01(c)(ii) hereof, and (ii) all costs, expenses, attorney's fees and disbursements and other amounts expended or incurred by the Master Collateral Agent, the Indenture Trustee, the Collateral Agent or Financial Security in connection with the protection or preservation of any Collateral and the enforcement of the rights and remedies of the Master Collateral Agent, the Indenture Trustee, the Collateral Agent or Financial Security under this Agreement.

            "Master Servicer" means WFS in its capacity as the Master Servicer under the WFS Sale and Servicing Agreement.

            "Monthly Statement" means the document captioned "Monthly Collateral Statement" as delivered by the Bank and WFAL2 in the form of Schedule B hereto pursuant to Section 3.02(b) hereof. The form of and disclosures in Schedule B may be amended from time to time, with the prior written consent of Financial Security, which consent shall not be unreasonably withheld or delayed, and as so amended shall be the "Monthly Statement".

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            "Mortgage Loan" means any loan secured by real property that is pledged or is intended to be pledged hereunder.

            "Note Distribution Account" has the meaning, with respect to any Issuer, set forth in the related Indenture.

            "Opinion of Counsel" means a written opinion of counsel acceptable, as to form, substance and issuing counsel (which may be counsel to the Bank and/or WFAL2 and/or any of their Affiliates), to the Controlling Party and the Master Collateral Agent.

            "Person" means any individual, sole proprietorship, joint stock company, unincorporated association, joint venture, corporation, partnership, business, statutory or owner trust, government, governmental department or agency or any other entity whatsoever.

            "Pledge Date" means, each date on which the Bank and/or WFAL2 pledge items of Collateral to the Master Collateral Agent hereunder.

            "Policy" means, with respect to any Issuer, any financial guaranty insurance policy (including any endorsements thereto) issued by Financial Security for the benefit of any securities or other obligations of such Issuer, and "Policies" means (unless otherwise specified) all of such financial guaranty insurance policies that remain in effect.

            "Policy Beneficiary" means, with respect to any Policy, any holder or other beneficiary of such Policy, and "Policy Beneficiaries" means (unless otherwise specified) all of such holders or other beneficiaries.

            "Possessory Collateral" has the meaning set forth in paragraph (a) of the definition of "Delivery."

            "RIC" has the meaning, with respect to any Issuer, set forth in the Sale and Servicing Agreement, and "RICs" means (unless otherwise specified) all of such agreements.

            "Sale and Servicing Agreement" has the meaning, with respect to any Issuer, set forth in the related Indenture, and "Sale and Servicing Agreements" means (unless otherwise specified) all of such agreements.

            "Securities Account" has the meaning specified in Section 8-501 of the UCC.

            "Securities Intermediary" has the meaning set forth in Section 8-102(a)(14) of the UCC.

            "Security" means an obligation of an issuer or a share, participation, or other interest in an issuer or in property or an enterprise of an issuer that is represented by a security certificate in bearer or registered form, or an Uncertificated Security, the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, or that is one

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of a class or series, or which by its terms is divisible into a class or series, of shares, participations, interests, or obligations and that is, or is of a type, dealt in or traded on securities exchanges or securities markets.

            "Security Entitlement" means the rights and property interest of an Entitlement Holder with respect to Financial Assets.

            "Security Interests" means the Liens on the Collateral granted to the Master Collateral Agent under this Agreement to secure the Master Secured Obligations.

            "Servicer" means Western Financial Bank (including its successors), as servicer under the Servicing Agreement.

            "Servicing Agreement" means the Amended and Restated Servicing Agreement dated as of September 1, 2002 between the Servicer and the Master Collateral Agent, with the Controlling Party as a third party beneficiary thereof, as such agreement may be amended from time to time in accordance with the terms thereof.

            "Tangible Chattel Paper" has the meaning specified in Article 9 of the UCC.

            "Termination Date" means the date that is the earliest of (A) the latest of (i) the date on which all RICs shall have terminated and all amounts owing by the Bank, WFAL2 and each Depositor to the relevant Issuer, the Indenture Trustee, the Policy Beneficiaries, the Collateral Agent or Financial Security shall have been paid in full, (ii) the date on which Financial Security shall have received full payment and performance by the Bank, WFAL2 and each Depositor pursuant to the Transaction Agreements and (iii) the latest date on which any payment received by Financial Security pursuant to the Transaction Agreements could be avoided in whole or in part as a preference payment under the United States Bankruptcy Code or any similar federal or state law relating to insolvency, receivership, conservatorship, bankruptcy, rehabilitation, liquidation or reorganization, or (B) the date on which no amounts of any funds credited to any Collection Account, Note Distribution Account, Certificate Distribution Account, Spread Account, Holding Account or any other account held by or for the benefit of the Indenture Trustee, Policy Beneficiaries, the Collateral Agent or Financial Security are invested in RICs or are held in general ledger accounts at the Bank or are otherwise commingled with funds of the Bank, or (C) any date mutually agreed by the Bank, WFAL2 and the Controlling Party.

            "Transaction Agreements" means, with respect to any Issuer, the Indenture, the Sale and Servicing Agreement, the Trust Agreement, and any related Policy, Insurance, Indemnity and Pledge Agreement, sub-servicing agreement, indemnification agreement or RIC to which any of the Bank, WFS, WFAL, WFAL2, WFSRC, WFS Funding, WFSRC2 or any other Depositor is a party, or, with respect to all Issuers, all of such agreements.

            "Trust Agreement" means, with respect to any Issuer that is a trust, the trust agreement pursuant to which the Issuer is constituted, as amended from time to time

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in accordance with its terms, and "Trust Agreements" means (unless otherwise specified) all of such trust agreements.

            "Uncertificated Security" means a Security that is not represented by a certificate.

            "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as in effect in the State of California or other applicable jurisdiction; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Master Collateral Agent's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the state of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions; provided, further, that if the UCC is amended after the date hereof, such amendment will not be given effect for the purposes of this Agreement if and to the extent the result of such amendment would be to limit or eliminate any item of the Collateral.

            "WFS" means WFS Financial Inc, a California corporation.

            Section 1.02 Rules of Interpretation. The terms "hereof," "herein" or "hereunder," unless otherwise modified by more specific reference, shall refer to this Agreement in its entirety. Unless otherwise indicated in context, the terms "Article," "Section," "Exhibit" or "Annex" shall refer to an Article or Section of, or Exhibit or Annex to, this Agreement. The definition of a term shall include the singular, the plural, the past, the present, the future, the active and the passive forms of such term.

                                   ARTICLE II
                                 THE COLLATERAL

            Section 2.01 Security Interests.

            (a) Continuation of Security Interest. The Bank and WFAL2 hereby restate and reaffirm the pledge set forth in Section 2.01 of the Second Amended and Restated Agreement as though set forth herein verbatim.

            (b) Continuation of Security Interest. The Bank and WFAL2 hereby restate and reaffirm the pledge set forth in Section 2.01 of the Third Amended and Restated Agreement as though set forth herein verbatim.

            (c)   Pledges.

            (i) In order to secure the full and punctual payment of all amounts when due by the Bank or WFAL2 under, and the performance by the Bank and WFAL2 of all of their other obligations pursuant to, the RICs and the Master RIC Reimbursement Agreement from time to time in accordance with the terms thereof, the Bank hereby pledges, assigns, transfers and

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conveys all of its right, title and interest in and to all of the Collateral to the Master Collateral Agent on behalf of, and for the benefit of, the Indenture Trustee, the Collateral Agent and Financial Security.

            (ii) In order to secure the full and punctual payment of all amounts when due by WFAL2 or the Bank under, and the performance by WFAL2 and the Bank of all of their other obligations pursuant to, the RICs and the Master RIC Reimbursement Agreement from time to time in accordance with the terms thereof, WFAL2 hereby pledges, assigns, transfers and conveys all of its right, title and interest in and to all of the Collateral to the Master Collateral Agent on behalf of, and for the benefit of, the Indenture Trustee, the Collateral Agent and Financial Security.

            (iii) The "Collateral" shall at any time consist of:

            (A) all Accounts, Chattel Paper, Deposit Accounts, Financial Assets, General Intangibles, Instruments, and Investment Property, as all such assets shall be more particularly described on each Collateral Schedule from time to time delivered pursuant hereto and any other assets, property and proceeds thereof, approved in writing by the Controlling Party (which may be by a supplemental Collateral Schedule or an amendment (or an amendment and restatement) of an existing Collateral Schedule by mutual agreement of the Bank, WFAL2 and the Controlling Party);

            (B)   the WFS Sale and Servicing Agreement;

            (C) the related documentation for, all proceeds, income and profits on, and all interest, principal and other payments and distributions with respect to the Collateral described in Section 2.01(c)(iii)(A) hereof;

            (D) all rights and remedies for the enforcement of payment of any principal, interest and proceeds with respect to the Collateral described in
Section 2.01(c)(iii)(A) hereof;

            (E) any collateral securing any other Collateral including, without limitation, all rights and remedies of a beneficiary of such security to foreclose upon, repossess and sell the related Collateral, or all rights and remedies assertable against any Person other than the related obligor under a guaranty, warranty or otherwise in connection with any Collateral;

            (F) insurance proceeds, if any, and any other proceeds received in connection with the disposition, repossession, foreclosure, destruction or condemnation of, or impairment of title to, any Collateral;

            (G) any cash, securities or other property received on account of the Collateral from any liquidation thereof or any adjustment of debt of the obligors and any portion of the Collateral that may be distributed in kind in connection with any such liquidation or adjustment of debt of the obligors;

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            (H)   the Collateral Account and each other account, if any,
established by or with the Master Collateral Agent hereunder; and

            (I) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

            (iv) Each of the Bank and WFAL2 agrees that it shall not (a) use any adverse selection method in selecting any Collateral to be pledged (including any pledge of substitute Collateral) hereunder or (b) include any Collateral that would be charged off in accordance with its normal accounting practices. If any Collateral Delivered to the Master Collateral Agent hereunder shall be or become subject to charge off by the Bank or WFAL2, the Bank or WFAL2, as the case may be, shall promptly substitute new Collateral therefor to the extent necessary to satisfy the requirements of Section 3.02 hereof.

            (v) In order to effectuate the provisions and purposes of this Agreement, including to effectuate the collateral assignment to the Master Collateral Agent, as agent for the Indenture Trustee and the Collateral Agent, pursuant to this Section 2.01, each of the Bank and WFAL2 hereby Delivers, and agrees in the future to Deliver, to the Master Collateral Agent, all items of Collateral pledged by it hereunder in which a security interest must be perfected only by possession, and the Master Collateral Agent hereby agrees to accept such Collateral on the terms set forth in this Agreement. The Bank and WFAL2, and each of them, hereby agree to take all additional steps that may be necessary or reasonably requested by the Master Collateral Agent or the Controlling Party from time to time for the perfection, preservation, protection, maintenance or continuation of such transfers, assignments and security interests including, but not limited to, the execution, recording, registering and filing of any appropriate collateral assignments, security interests and Uniform Commercial Code financing statements and the making of notations on records or documents of title.

            (vi) The Security Interests are granted as security only and shall not (a) transfer or in any way affect or modify, or relieve either of the Bank or WFAL2 from any obligation to perform or to satisfy, any term, covenant, condition or agreement to be performed or satisfied by either of them under or in connection with this Agreement, the Servicing Agreement or any Transaction Agreement to which either of them is a party or (b) impose any obligation on any of the Master Collateral Agent, the Indenture Trustee, the Collateral Agent or Financial Security to perform or to observe any such term, covenant, condition or agreement or impose any liability on any of the Master Collateral Agent, the Indenture Trustee, the Collateral Agent or Financial Security for any act or omission on its part relative thereto or for any breach of any representation or warranty on its part contained therein or made in connection therewith.

            Section 2.02 Priority. The Bank and WFAL2, and each of them, intend the Security Interests granted hereunder to be prior to all other Liens in respect of the Collateral, and the Bank and WFAL2, and each of them, shall take all actions necessary to obtain and maintain, in favor of the Master Collateral Agent, a first lien on and a first priority, perfected security interest in the Collateral. The Master Collateral Agent shall have all of the rights, remedies and recourse with respect to the Collateral afforded a secured party under the Uniform Commercial

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Code and all other applicable law, in addition to, and not in limitation of, the other rights, remedies and recourse granted to the Master Collateral Agent by this Agreement, the Servicing Agreement, any Transaction Agreement or any other law relating to the creation and perfection of liens on, and security interests in, the Collateral.

            Section 2.03 Maintenance of Collateral.

            (a) Safekeeping. The Master Collateral Agent agrees to maintain the Collateral received by it and the Collateral Schedules and all other records and documents relating thereto either at the office of the Master Collateral Agent, the office of the agent of the Master Collateral Agent or such other address as may be approved by the Controlling Party. Beginning December 31, 2003, the Master Collateral Agent shall keep safe and secure all Collateral Schedules as and when delivered from time to time to it after December 31, 2003. The Master Collateral Agent shall keep or cause to be kept all Collateral and related documentation in its possession separate and apart from all other property that it is holding in its possession and from its own general assets and shall maintain accurate records pertaining to the Collateral and the Collateral Account in such a manner as shall enable the Master Collateral Agent and the Controlling Party to verify the accuracy of such record-keeping. The Master Collateral Agent's books and records shall at all times show that the Collateral is held by the Master Collateral Agent as agent for the Indenture Trustee and the Collateral Agent and is not the property of the Master Collateral Agent. The Master Collateral Agent will promptly report to the Indenture Trustee, the Collateral Agent, Financial Security, the Bank and WFAL2 any failure on its part to hold the Collateral or to safeguard related documentation as provided in this Section 2.03(a) and will promptly take appropriate action to remedy any such failure.

            (b) Access. The Master Collateral Agent shall permit the Indenture Trustee, the Collateral Agent or Financial Security, or their respective duly authorized representatives, attorneys, auditors or designees, to inspect the Collateral Schedules and all Collateral in the possession of or otherwise under the control of the Master Collateral Agent pursuant hereto at such reasonable times during normal business hours as the Indenture Trustee, the Collateral Agent or Financial Security may reasonably request with prior written notice. Prior to a Default such inspection shall be at the expense of the Indenture Trustee, the Collateral Agent or Financial Security, as the case may be, but after a Default such inspection shall be at the expense of the Bank and WFAL2, jointly and severally.

            (c) Servicing. The Servicing Agreement notwithstanding, the Bank and WFAL2 agree that they shall cause all Contracts pledged hereunder to be serviced by WFS or the Bank pursuant to the WFS Sale and Servicing Agreement or similar agreement reasonably satisfactory to Financial Security.

            (d) Limitations on Investments and Collateral. Specified Account Funds, Spread Account Funds and Holding Account Deposited Funds, as such terms are defined in the RICs, may be invested in RICs subject to the aggregate limitations and other provisions set forth in Schedule A hereto, which may be amended from time to time by a writing signed only by Financial Security, the Bank and WFAL2.

            (e) Liquidity. In order to ensure that WFAL2 has sufficient funds to satisfy its repayment obligations pursuant to Section 4 of each RIC, the Bank hereby agrees to lend WFAL2 sufficient immediately available funds in order to enable WFAL2 timely to perform its obligations under each of such Sections and any other payment obligations due by WFAL2 under any RIC, or otherwise to make available, or cause to be made available, to WFAL2 immediately available funds for such purpose.

            Section 2.04 General Authority. Each of the Bank and WFAL2 hereby irrevocably appoints each of the Master Collateral Agent and the Controlling Party as its true and lawful attorney, with full power of substitution, in the name of the Bank and WFAL2, for the sole use and benefit of the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security, but at the expense of the Bank and WFAL2, to exercise, at any time while a Default has occurred and is continuing, to the extent permitted by law, all or any of the following powers with respect to all or any of the Collateral:

            (a) to demand, to sue for, to collect, to receive and to give acquittance for any and all monies due or to become due upon or by virtue thereof,

            (b) to settle, to compromise, to compound, to prosecute or to defend any action or proceeding with respect thereto,

            (c) to sell, to transfer, to assign or otherwise to deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Master Collateral Agent were the absolute owner thereof, and

            (d) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided, that the Controlling Party or the Master Collateral Agent (as the case may be) shall give the Bank and WFAL2 such prior notice of the time and place of sale of any of the Collateral as may be required pursuant to Section 6.01 hereof.

            Section 2.05 Termination of Security Interests. On the Termination Date, the rights, remedies, powers, duties, authority and obligations conferred upon the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security pursuant to this Agreement in respect of the Collateral shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security with respect to such Collateral shall be automatically released. In addition, the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security agree that, upon request by the Bank and WFAL2, they, or any of them, shall execute and deliver, at the expense of the Bank or WFAL2 and at no expense to the Master Collateral Agent, the Indenture Trustee, the Collateral Agent or Financial Security whatsoever, such instruments as the Bank or WFAL2 may reasonably request to effectuate such release, and any such instruments so executed and delivered shall be fully binding on the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security.

                                   ARTICLE III
                             THE COLLATERAL ACCOUNT

            Section 3.01 Establishment. The Master Collateral Agent has previously established a segregated, non-interest bearing trust account, which shall be an Eligible Account under the control (as defined in Article 8-106 of the UCC) of the Master Collateral Agent, designated "Collateral Account - Deutsche Bank National Trust Company , as Master Collateral Agent for Deutsche Bank Trust Company Americas, as Trustee and as Collateral Agent (for the benefit of Financial Security Assurance Inc.)" (the "Collateral Account"). The Collateral Account shall at all times be established at a banking office, located in the State of California, of Deutsche Bank National Trust Company or another depository institution acceptable to the Controlling Party. Funds in the Collateral Account shall not be commingled with any other funds. The Master Collateral Agent shall have sole signature authority over the Collateral Account, and no withdrawals of funds in the Collateral Account shall be made except as specified in this Agreement.

            Section 3.02 Delivery and Release of Collateral.

            (a) Concurrently with each Delivery or other pledge of Collateral hereunder, the Bank and WFAL2 shall furnish to the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security an Opinion of Counsel to the effect that the Master Collateral Agent has a valid, perfected, first priority security interest in such items of Collateral listed in the related Collateral Schedule, and so Delivered or otherwise pledged hereunder, subject only to such exceptions as are customary for such legal opinions; provided, however, that such Opinion of Counsel shall not be required if such Delivery or other pledge of Collateral would have been within the scope of an Opinion of Counsel rendered under Section 5.02 or an Opinion of Counsel previously rendered under this Section 3.02(a) in connection with a previous Delivery or other pledge of Collateral hereunder and there has been no applicable change in law.

            (b) On the tenth (10th) Business Day of each calendar month, the Bank and WFAL2 shall deliver to the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security the Monthly Statement, signed by an Authorized Officer of each of the Bank and WFAL2, certifying the Aggregate Collateral Value of Collateral Delivered by it to the Master Collateral Agent and held by the Master Collateral Agent as of the last day of the preceding calendar month and the Aggregate Commingled Account Balance required to be maintained as of such day. If the Aggregate Collateral Value so certified is less than the Aggregate Commingled Account Balance as so certified, either or both of the Bank and WFAL2 shall, together with such Monthly Statement, Deliver additional Collateral, together with a Collateral Schedule, in an amount necessary to make the Aggregate Collateral Value (after giving effect to such additional Delivery) at least equal to the Aggregate Commingled Account Balance, and such Monthly Statement shall contain a certification as to Aggregate Collateral Value after giving effect to such additional Delivery.

            (c)   The Master Collateral Agent shall release items of Collateral
(i) to the Servicer in connection with the Servicer's performance of its duties pursuant to Section 7.03 hereof, (ii) to the Bank and WFAL2, in the capacity of each as a pledgor hereunder, in connection with the substitution of new Collateral against Delivery or other pledge by the Bank and/or WFAL2 to the Master Collateral Agent of substitute Collateral in an amount necessary to make the Aggregate Collateral Value (after giving effect to such substitution) at least equal to the Aggregate Collateral Value prior to such substitution and
(iii) to the Bank and WFAL2, in the capacity of each as a pledgor hereunder, in connection with a release of excess Collateral against delivery of a Monthly Statement, together with or incorporating a request for release of specific Collateral, indicating that the Aggregate Collateral Value (after giving effect to such release) is at least equal to the Aggregate Commingled Account Balance. Each of the Bank and WFAL2 agrees that it shall not use any adverse selection method in selecting any Collateral to be released in accordance with the foregoing clauses (ii) and (iii) of this Section 3.02(c).

            (d) On any date on which the Master Collateral Agent shall have received a Controlling Party Notice to the effect that a Default has occurred and is continuing, and for as long as such Controlling Party Notice shall be effective, no Collateral shall be released to the Bank, WFAL2 or any other Person, except as specified in Sections 3.03(d) and/or 6.01 hereof.

            (e) Pending its maturity or disposition hereunder, all Collateral consisting of Possessory Collateral shall be held solely by the Master Collateral Agent; all Collateral consisting of Security Entitlements shall be continuously maintained by the Master Collateral Agent through continued book-entry registration of such Collateral as described in clause (ii) of the definition of "Delivery"; and all Collateral consisting of Uncertificated Securities shall be maintained through continued registration of the ownership of such Security as described in Clause (iii) of the definition of "Delivery".

            (f) All Collateral consisting of chattel paper or general intangibles (including the WFS Sale and Servicing Agreement) or any other item of the Collateral to which perfection is not effected by Delivery (i) may be held by the Master Servicer until receipt by the Master Servicer of a Controlling Party Notice directing delivery of such Collateral elsewhere and
(ii) shall be duly perfected by the filing of financing statements in the appropriate filing office, as set forth in the Opinion of Counsel required to be delivered pursuant to subsection (a) above.

            Section 3.03 Collateral Account Funds.

            (a) Payments on the Collateral received by the Servicer or by WFS as servicer under the WFS Sale and Servicing Agreement shall be paid over to the Bank or WFAL2 as pledgor of such Collateral free of the lien created by this Agreement until the Servicer or WFS shall have received a Controlling Party Notice specifying that a Default has occurred and is continuing. After receipt of such a Controlling Party Notice, the Servicer and WFS shall transfer to the Master Collateral Agent any moneys received by it on or in respect of the Collateral for deposit in the Collateral Account.

            (b) Following delivery of a Controlling Party Notice, all payments made to the Master Collateral Agent on, or otherwise received by the Master Collateral Agent in respect of, any Collateral shall be deposited on the date of receipt by the Master Collateral Agent in the Collateral Account. Any income received by the Master Collateral Agent with respect to the balance from time to time credited to the Collateral Account, including any interest or capital gains on investments, shall be deposited in the Collateral Account. All right, title and interest in and to the funds on deposit from time to time in the Collateral Account, together with any investments made pursuant to paragraph (c) below, shall vest in the Master Collateral Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of any Master Secured Obligations until applied as specified herein.

            (c) Amounts, if any, on deposit in the Collateral Account shall be invested and re-invested from time to time in such investments as shall be specified by instructions (which may include, subject to the other provisions hereof, general standing instructions) given to the Master Collateral Agent by the Controlling Party; provided that if the Master Collateral Agent receives a Controlling Party Notice, the Master Collateral Agent shall, if instructed by the Controlling Party, liquidate any such investments and apply or cause to be applied the proceeds thereof to the payment of the Master Secured Obligations in the manner specified in Section 3.03(d) hereof. If no such instruction with respect to investment of any portion of the Collateral Account is received by the Master Collateral Agent, no investment shall be made of such portion and the Master Collateral Agent shall not be liable for any resulting absence of income.

            (d) The Master Collateral Agent or its affiliates are permitted to receive additional compensation that could be deemed to be in the Master Collateral Agent's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain investments, (ii) using affiliates to effect transactions in certain investments and (iii) effecting transactions in certain investments.

            (e) On each Business Day specified by the Controlling Party after delivery of a Controlling Party Notice, the Master Collateral Agent shall withdraw from the Collateral Account an amount (up to the balance therein) that is sufficient to pay to Financial Security or the Indenture Trustee all amounts constituting Master Secured Obligations owing to Financial Security or the Indenture Trustee, as the case may be (such payments to be applied to reduce the Master Secured Obligations in such manner as the Controlling Party shall specify). All amounts or investments, if any, remaining in the Collateral Account on any date after giving effect to the distribution required to be made on such date pursuant to this paragraph shall remain on deposit in the Collateral Account until required or permitted to be withdrawn therefrom pursuant to the provisions of this Section.

            Section 3.04 General Provisions Regarding the Accounts.

            (a) Promptly upon the relocation of the Collateral Account hereunder, the Master Collateral Agent shall advise the Bank, WFAL2, the IndentureTrustee, the Collateral Agent and Financial Security in writing of the name and address of the depository institution to which such Collateral Account was relocated (if not Deutsche Bank National Trust Company or any successor Master Collateral Agent in its commercial banking capacity), the name of the officer of the depository institution who is responsible for overseeing the Collateral Account, the Collateral Account number and the individuals whose names appear on the signature cards for the Collateral Account. The Bank and WFAL2 shall cause such depository institution to execute a written agreement, in form and substance satisfactory to the Controlling Party, waiving, in each case to the extent permitted under applicable law, (i) any banker's or other statutory or similar Lien, and (ii) any right of setoff or other similar right under applicable law with respect to the Collateral Account and agreeing to notify the Bank, WFAL2, the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security of any charge or claim against or with respect to the Collateral Account. The Master Collateral Agent shall give the Bank, WFAL2, the Indenture Trustee, the Collateral Agent and Financial Security at least ten (10) Business Days' prior written notice of any change in the location of the Collateral Account or in any related account information. Anything herein to the contrary notwithstanding, unless otherwise consented to by the Controlling Party in writing, the Master Collateral Agent shall have no right to change the location of the Collateral Account.

            (b) If at any time the Collateral Account ceases to be an Eligible Account, the Master Collateral Agent shall establish, in accordance with paragraph (a) of this Section, a successor Collateral Account thereto which shall be an Eligible Account at Deutsche Bank National Trust Company or at another depository institution acceptable to the Controlling Party.

            (c) Any investment of funds in the Collateral Account shall be made in accordance with the provisions of Section 3.03(c) hereof in the name of the Master Collateral Agent (in its capacity as such). Subject to the other provisions hereof, the Master Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Master Collateral Agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Master Collateral Agent in a manner which complies with Article II and this Section.

            (d) Subject to Section 4.03 hereof, the Master Collateral Agent shall not be liable by reason of any insufficiency in the Collateral Account resulting from any loss on any investment included therein except for losses attributable to the Master Collateral Agent's failure to make payments on investments as to which the Master Collateral Agent, in its commercial capacity, is obligated.

            Section 3.05 Controlling Party Notices. The Controlling Party may at any time give notice (a "Controlling Party Notice") to the Master Collateral Agent stating that (i) a Default has occurred and is continuing or (ii) the Controlling Party has, pursuant to any Transaction Agreement, terminated the status of a RIC as an eligible investment under a Trust Agreement or other Transaction Agreement.

            Section 3.06 Representations by the Bank and WFAL2. The Bank and WFAL2 hereby jointly and severally represent and warrant to the other parties hereto, as of the date hereof and as of the Pledge Date of any Collateral hereunder, as follows:

            (a) Immediately prior to Delivery or other pledge hereunder of any item of Collateral, the Bank or WFAL2 shall have owned such Collateral free and clear of all Liens, adverse claims or rights of others of any nature whatsoever.

            (b) Upon Delivery or other pledge of Collateral hereunder, the Master Collateral Agent will have a valid perfected first priority security interest in such Collateral.

            (c) The Bank and WFAL2 jointly and severally represent, warrant and covenant to the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security that, with respect to each Mortgage Loan pledged to the Master Collateral Agent hereunder, such Mortgage Loan represents a first or second Lien on a single-family or multi-family residential property and conforms to the criteria set forth on Schedule A hereto.

            (d) The Bank and WFAL2 jointly and severally represent, warrant and covenant to the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security that, with respect to each Contract pledged to the Master Collateral Agent hereunder, the Contract is in conformance with every representation and warranty made with respect to such Contract in the Sale and Servicing Agreement and each such representation and warranty is deemed repeated in this Agreement by the Bank and WFAL2 jointly and severally for the benefit of the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security; provided, however, that if at any time Financial Security gives prior written approval to the pledge of Electronic Chattel Paper as Collateral hereunder, the Bank and WFAL2 shall not be required to make or to observe representations and warranties that are applicable only to Tangible Chattel Paper with respect to any Electronic Chattel Paper pledged hereunder, but the Bank and WFAL2 jointly and severally agree to make and to observe such other representations and warranties applicable to Electronic Chattel Paper as Financial Security may then impose.

            Section 3.07 Representations by WFS. WFS hereby represents and warrants to the other parties hereto, as of the date hereof and as of the Pledge Date of any Collateral hereunder consisting of a Contract that was acquired by WFAL2 from WFS pursuant to the WFS Sale and Servicing Agreement, as to each such Contract as follows:

            (a) As of the Pledge Date, scheduled payments under such Contract are applied in accordance with the Rule of 78's method or the simple interest method and are due monthly in level payments through its Maturity Date sufficient to fully amortize the principal balance of such Contract by its Maturity Date, assuming timely payment by Obligors on Simple Interest Contracts, except that the payment in the first or last month in the life of the Contract may be minimally different from the level payment.

            (b) There is only one original of such Contract and such original, together with all other Contract Documents, is being held by WFS. The Seller has received a written acknowledgement from WFS that it is holding the Contract Documents that constitute or evidence the Contracts on behalf and for the benefit of the WFAL2 and the Master Collateral

Agent in accordance with their interests as they may arise under the WFS Sale and Servicing Agreement and this Agreement. None of the Contract Documents that constitute or evidence each Contract has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than WFAL2 and the Master Collateral Agent in accordance with their interests as they may arise under the WFS Sale and Servicing Agreement and this Agreement.

            (c) Each Contract (A) constitutes "tangible chattel paper" as defined in the applicable UCC and (B) shall be maintained in its original "tangible" form, unless Financial Security has consented in writing to such chattel paper being maintained in another form or medium.

            (d) As of the Pledge Date with respect to the Contracts, the Seller is not aware of any Obligor that is or has been, since the origination of the related Contract, the subject of a bankruptcy proceeding.

            (e) The number of, or timing of, scheduled payments has not been changed on any Contract on or before the Pledge Date, except as reflected on the computer tape delivered in connection with the sale of the Contracts.

            (f) As of the Pledge Date, no Financed Vehicle has been repossessed.

            (g) Any prepayment in full of a Contract by an Obligor to WFS will consist of the entire outstanding principal balance of such Contract together with all accrued and unpaid interest thereon.

                                   ARTICLE IV
                           THE MASTER COLLATERAL AGENT

            Section 4.01 Appointment and Powers. (a) Subject to the terms and conditions hereof, the Indenture Trustee, the Collateral Agent, and Financial Security hereby appoint Deutsche Bank National Trust Company as the Master Collateral Agent with respect to the Collateral, and Deutsche Bank National Trust Company hereby accepts such appointment and agrees to act as Master Collateral Agent hereunder. The Indenture Trustee, the Collateral Agent, and Financial Security hereby authorize the Master Collateral Agent to take such action on their behalf, and to exercise such rights, remedies, powers and privileges hereunder as the Controlling Party may direct and as are specifically authorized to be exercised by the Master Collateral Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Master Collateral Agent has executed the Servicing Agreement and shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Agreement promptly following receipt of such written instructions.

            (b) The Master Collateral Agent is, and shall at all times during the term of this Agreement be, a Securities Intermediary for Financial Security.

            (c) The Master Collateral Agent is eligible to maintain, and does maintain, and will continue to be eligible to maintain and will maintain, one or more accounts in its name (or the name of a nominee) with each Clearing Corporation through which Securities or Security Entitlements constituting Collateral are held.

            Section 4.02 Performance of Duties. The Master Collateral Agent may perform any of its duties hereunder by or through agents and employees, shall be entitled to retain counsel and act in reliance upon the written advice of such counsel concerning all matters pertaining to the agencies hereby created or its duties hereunder and shall not be liable for actions taken, or omitted to be taken, in good faith reliance upon the opinion of counsel selected by it. The duties of the Master Collateral Agent shall be mechanical and administrative in nature. The Master Collateral Agent shall not have by reason of this Agreement a fiduciary relationship. Nothing in this Agreement, express or implied, is intended to be or shall be construed as to impose upon the Master Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein.

            Section 4.03 Limitation on Liability; Indemnification. Neither the Master Collateral Agent nor any of its directors, officers or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Master Collateral Agent shall be liable for its own gross negligence or willful misconduct; nor shall the Master Collateral Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Bank or WFAL2 of this Agreement or any of the Collateral (or any part thereof).

            The Bank and WFAL2 hereby jointly and severally agree to indemnify and hold the Master Collateral Agent harmless from and against all damage, liability and expense (including reasonable attorneys' fees) arising out of or in connection with this Agreement, except to the extent such damage, liability or expense arises out of the Master Collateral Agent's negligence, willful misconduct or breach of the obligations imposed hereby on the Master Collateral Agent.

            Section 4.04 Reliance upon Documents. Subject to the provisions of
Section 4.08 hereof, in the absence of gross negligence or willful misconduct on its part, the Master Collateral Agent shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

            Section 4.05 Successor Master Collateral Agent. The Master Collateral Agent acting hereunder at any time may resign by giving not less than ninety (90) days' prior written notice in writing to the Bank, WFAL2, the Indenture Trustee, the Collateral Agent and Financial

Security. If the Master Collateral Agent is also an Indenture Trustee and/or a Collateral Agent and, as such, determines that it has a conflicting interest on account of its acting as Master Collateral Agent, the Master Collateral Agent shall eliminate such conflicting interest by resigning as Master Collateral Agent hereunder rather than resigning as such Indenture Trustee or Collateral Agent. The Controlling Party shall appoint a successor to the Master Collateral Agent upon any such resignation by an instrument of substitution complying with the requirements of applicable law, or, in the absence of any such requirements, without formality other than appointment and designation in writing, a copy of which instrument or writing shall be sent to the Bank and WFAL2; provided, however, that the validity of any such appointment shall not be impaired or affected by any failure to give any such notice to the Bank and WFAL2 or by any defect therein. Notwithstanding the foregoing, prior to the receipt by the Bank and WFAL2 of a Controlling Party Notice, such appointment shall be subject to the consent of the Bank and WFAL2, which consent shall not be unreasonably withheld. Upon the making and acceptance of such appointment, the execution and delivery by such successor Master Collateral Agent of a ratifying instrument pursuant to which such successor Master Collateral Agent agrees to assume the duties and obligations imposed on the Master Collateral Agent by the terms of this Agreement, and the delivery to such successor Master Collateral Agent of the Collateral and related documents then held by the retiring Master Collateral Agent, such successor Master Collateral Agent shall thereupon succeed to and become vested with all the estate, rights, powers, remedies, privileges, immunities, indemnities, duties and obligations hereby granted to or conferred or imposed upon the Master Collateral Agent named herein, and one such appointment and designation shall not exhaust the right to appoint and designate further successor Master Collateral Agents hereunder. No Master Collateral Agent shall be discharged from its duties or obligations hereunder until the Collateral and related documents then held by such Master Collateral Agent shall have been transferred and delivered to the successor Master Collateral Agent and such retiring Master Collateral Agent shall have executed and delivered to the successor Master Collateral Agent appropriate instruments establishing the successor Master Collateral Agent as the record holder of all liens and security interests in favor of the Indenture Trustee and the Collateral Agent in the Collateral and transferring to such successor Master Collateral Agent all power given pursuant to this Agreement to act as attorney-in-fact of the Bank and WFAL2, and each of them, for purposes of this Agreement. Each such successor Master Collateral Agent shall provide the Bank, WFAL2 and Financial Security with its address, and its telephone and telecopier numbers, to be used for purposes of Section 7.04 hereof, in a notice complying with the terms of said Section.

            Section 4.06 Representations and Warranties of Deutsche Bank National Trust Company Deutsche Bank National Trust Company represents and warrants to the Bank, WFAL2, the Indenture Trustee, the Collateral Agent and Financial Security as follows:

            (a) Deutsche Bank National Trust Company is a national banking association, duly organized, validly existing and in good standing.

            (b) Deutsche Bank National Trust Company has full power, authority and legal right to execute, deliver and perform this Agreement and the Servicing Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Servicing Agreement.

            (c) This Agreement and the Servicing Agreement constitute valid and binding obligations of Deutsche Bank National Trust Company in its capacity as Master Collateral Agent enforceable against it in accordance with their respective terms.

            (d) The execution and delivery by Deutsche Bank National Trust Company of this Agreement and the Servicing Agreement and the performance by it of its obligations hereunder and thereunder, will not violate any law, rule or regulation or any agreement, order or decree binding on it or its properties.

            Section 4.07 Waiver of Setoffs. The Master Collateral Agent hereby expressly waives any and all rights of setoff that the Master Collateral Agent may otherwise at any time have under applicable law with respect to the Collateral Account and agrees that amounts in the Collateral Account shall at all times be held and applied solely in accordance with the provisions of this Agreement.

            Section 4.08 Control by the Controlling Party. The Master Collateral Agent shall comply with notices and instructions given by the Bank or WFAL2 only if expressly contemplated hereby or if accompanied by the written consent of the Controlling Party, except that if any Default shall have occurred and be continuing, the Master Collateral Agent shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Bank or WFAL2. In the absence of any written communication by the Controlling Party to the Master Collateral Agent to the effect that a Default has occurred and is continuing, the Master Collateral Agent may assume that no Default has occurred and is continuing. The Master Collateral Agent shall have no duty to verify whether or not a Default has occurred or is continuing or the facts stated in any Controlling Party Notice. Any written communication by the Controlling Party to the Master Collateral Agent specifying the amount of any obligations owing to the Indenture Trustee, the Collateral Agent or Financial Security shall be conclusive evidence of such amount, notwithstanding any notice to the contrary received by the Master Collateral Agent from the Bank, WFAL2 or any other Person.

                                    ARTICLE V
                         COVENANTS OF THE BANK AND WFAL2

            Section 5.01 Preservation of Collateral. Subject to the rights, powers and authorities granted to the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security in this Agreement, the Bank and WFAL2 shall take such action as is necessary and proper with respect to the Collateral in order to preserve, maintain and service such Collateral and to cause (subject to the rights of the Controlling Party) the Master Collateral Agent to perform its obligations with respect to such Collateral as provided herein. The Bank and WFAL2, and each of them, will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such instruments of transfer or take such other steps or actions as may be necessary, or required by the Controlling Party, to perfect the Security

Interests granted hereunder in (a) prior to delivery of a Controlling Party Notice to the Master Collateral Agent, the items of Collateral referenced in Schedule A hereto and (b) after delivery of a Controlling Party Notice to the Master Collateral Agent, all Collateral, to ensure that such Security Interests rank prior to all other Liens and to preserve the priority of such Security Interests and the validity and enforceability thereof. Upon any Delivery or substitution of Collateral, the Bank and/or WFAL2, as pledgor, shall be obligated to create for the benefit of the Master Collateral Agent a valid first Lien on, and valid and perfected, first priority security interest in, (a) prior to delivery of a Controlling Party Notice to the Master Collateral Agent, the items of Collateral referenced in Schedule A hereto and (b) after delivery of a Controlling Party Notice to the Master Collateral Agent, all Collateral so Delivered and to Deliver such Collateral to the Master Collateral Agent, free and clear of any other Lien, together with satisfactory assurances thereof, and to pay any reasonable costs incurred by the Controlling Party or the Master Collateral Agent (including its agents) or otherwise in connection with such Delivery.

            Section 5.02 Opinions as to Collateral. On the date of delivery of the Monthly Statement following each January and July, commencing with such date following January 2004, the Bank and WFAL2 shall, at their own cost and expense, furnish to the Master Collateral Agent, the IndentureTrustee, the Collateral Agent and Financial Security an Opinion of Counsel either stating that, in the opinion of such counsel, (a) such actions have been taken as are necessary under California law to perfect, maintain and protect the first priority lien and first priority security interest of the Master Collateral Agent with respect to the items of Collateral set forth on the Collateral Schedules that have been granted to the Master Collateral Agent as of the last Business Day of the relevant January or July (other than any items of Collateral that have been released from the Lien of this Agreement in accordance with the terms of this Agreement) under California law (and other applicable law) against all creditors of and purchasers from the Bank or WFAL2, as the case may be, and reciting the details of such action, or (b) no action is necessary to maintain such perfected lien and security interest. Such Opinion of Counsel shall describe each execution and filing of any documents and instruments and such other actions as will, in the opinion of such counsel, be required to perfect, maintain and protect the lien and security interest of the Master Collateral Agent, on behalf of the Indenture Trustee and the Collateral Agent with respect to such Collateral under California law (and other applicable law) against all creditors of and purchasers from the Bank or WFAL2, as the case may be, for a period, specified in such Opinion, continuing until a date not earlier than eighteen months from the date of such Opinion.

            Section 5.03 Notices. In the event the Bank or WFAL2 acquires knowledge of the occurrence and continuance of any Default, the Bank or WFAL2, as the case may be, shall promptly give notice thereof to the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security.

            Section 5.04 Waiver of Stay or Extension Laws; Marshalling of Assets. The Bank and WFAL2 covenant, to the fullest extent permitted by applicable law, that they, and each of them, will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law wherever enacted, now or at any time hereafter in force, in order to prevent or hinder the enforcement of this Agreement or any sale of the Collateral or any part thereof in accordance with this Agreement or the possession thereof by any purchaser at any sale, pursuant to and in accordance with Section 6.01 hereof; and the Bank and WFAL2, to the fullest extent permitted by applicable law, for themselves and all who may claim under them, or any of them, hereby waive the benefit of all such laws, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Master Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted. The Bank and WFAL2, for themselves and all who may claim under them, waive, to the fullest extent permitted by applicable law, all right to have the Collateral marshalled upon any foreclosure or other disposition thereof.

            Section 5.05 Noninterference, etc. The Bank and WFAL2 shall not take any action, or fail to take any action, if such action or failure to take action will interfere with the enforcement of any rights of the Master Collateral Agent, the Indenture Trustee, the Collateral Agent or Financial Security under this Agreement, the Servicing Agreement, the WFS Sale and Servicing Agreement or the Transaction Agreements.

            Section 5.06 Changes. Neither the Bank nor WFAL2, unless it shall have given the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security at least sixty (60) days' prior written notice thereof (i) change its name, (ii) relocate its principal executive office or its principal place of business from that set forth in Section 8.05 hereof, (iii) change the locations where it keeps or holds any Collateral or any records relating thereto from that set forth in Section 8.05 hereof, or (iv) change its jurisdiction of organization. Upon (i) at least sixty (60) days' prior written notice to the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security, (ii) the execution of amendments to all applicable Transaction Agreements affecting the substitution of a new subsidiary (the "New Subsidiary") of the Bank or WFS in place of WFAL2 with respect to each such applicable Transaction Agreement and (iii) the execution by New Subsidiary of an assumption agreement pursuant to which New Subsidiary agrees to be bound by all of the terms and conditions of this Agreement and of the Master RIC Reimbursement Agreement and assumes all of the obligations of this Agreement and of the Master RIC Reimbursement Agreement to be performed by WFAL2 as though New Subsidiary were originally a party to this Agreement and the Master RIC Reimbursement Agreement, WFAL2 shall be released of its obligations under this Agreement and under the Master RIC Reimbursement Agreement and any Collateral pledged by it shall be released from the Lien of this Agreement, provided New Subsidiary or the Bank shall have concurrently pledged additional Collateral with a value sufficient in amount (as determined in accordance with Schedule A to this Agreement) such that the Aggregate Collateral Value upon that release will be not less than the then Aggregate Commingled Account Balance as reported in the relevant Monthly Statement. Upon the substitution of New Subsidiary for WFAL2, all references herein and in the Master RIC Reimbursement Agreement to WFAL2 shall be read as referring to New Subsidiary; provided further, the articles and bylaws of New Subsidiary shall provide that (i) New Subsidiary shall only engage in the business of purchasing, holding, pledging and selling Contracts, and activities necessary or incidental thereto, (ii) New Subsidiary have at all times at least one independent director, (iii) the affirmative vote of all directors be required to amend or repeal the article or bylaw provisions limiting the business of New

Subsidiary and (iv) the shareholder(s) of New Subsidiary pledge all of the outstanding shares of New Subsidiary to Financial Security pursuant to a stock pledge agreement substantially similar to the Stock Pledge Agreement dated as of November 1, 1998 by and among WFAL2, Financial Security and the Master Collateral Agent. The Bank and WFS affirmatively covenant to cause the articles and bylaws of New Subsidiary to be amended to add such additional provisions as may enhance the bankruptcy remoteness of New Subsidiary as Financial Security may reasonably request.

                                   ARTICLE VI
                              REMEDIES UPON DEFAULT

            Section 6.01 Rights and Remedies Upon Default. In addition to and not in limitation of the rights otherwise provided to the Controlling Party pursuant to this Agreement, to the fullest extent permitted by applicable law, if a Default has occurred and is continuing, the Controlling Party in its discretion may exercise, or may direct the Master Collateral Agent to exercise, the following rights, privileges and remedies:

            (a) Collection of the Collateral. The Master Collateral Agent shall have the right to collect all proceeds of the Collateral, to pay all expenses of such collection, including the reasonable expenses and compensation of the Master Collateral Agent, its agents and attorneys, and to apply the remainder of the moneys so received as provided herein.

            (b) Sale of Collateral. The Master Collateral Agent may sell, or cause to be sold, the Collateral or any part thereof or interest therein, at public auction to the highest bidder for cash or at private sale or auction with or without demand, advertisement or notice of the date, time or place of sale or any adjournment thereof, upon such terms as the Controlling Party may approve, and upon such sale the Master Collateral Agent shall make and deliver to the purchaser or purchasers an appropriate instrument or instruments of transfer. The Master Collateral Agent is hereby irrevocably appointed the true and lawful attorney of the Bank and WFAL2, and each of them, in its name and stead, to make all necessary transfers of property thus sold; and for that purpose it may execute all necessary instruments of transfer, and may substitute one or more Persons with like power, the Bank and WFAL2, and each of them, hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof. Nevertheless, if so requested by the Master Collateral Agent or any purchaser of the Collateral or any part thereof, the Bank and WFAL2, and each of them, shall ratify and confirm any such sale or transfer by executing and delivering to the Master Collateral Agent or such purchaser all proper instruments of transfer and releases as may be designated in any such request. The Master Collateral Agent may proceed at law or in equity to foreclose the lien of this Agreement against all or any part of the Collateral and to have the same sold under the judgment or decree of a court having jurisdiction or as otherwise may be required or permitted by law. Upon any such sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, the Controlling Party may bid for and purchase the Collateral or any part thereof and, upon compliance with the terms of such sale, may hold, retain, possess or dispose of such property in its own absolute right without accountability. Upon any sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, a receipt of the Master

Collateral Agent, or of the officer making such sale under judicial proceedings, shall be a sufficient discharge to the purchaser or purchasers at such sale for its or their purchase money, and such purchaser or purchasers shall not be obliged to see to the application thereof. Any such sale, whether under the power of sale hereby given or by virtue of judicial proceedings, shall bind the Master Collateral Agent, the Bank and WFAL2, shall operate to divest all right, title and interest whatsoever, either at law or in equity, of each of them in and to the property sold, and shall be a perpetual bar, both at law and in equity, against each of them and their successors and assigns, and against any and all Persons claiming through or under them.

            (c) Other Actions. The Master Collateral Agent shall have the right to cause any other action permitted at law or in equity to be initiated and prosecuted to enforce this Agreement and any rights granted by virtue of the pledge of the Collateral hereunder.

            Section 6.02 Restoration of Rights and Remedies. If the Controlling Party or the Master Collateral Agent has instituted any proceeding to enforce any right or remedy under this Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Controlling Party or the Master Collateral Agent, then and in every such case the Bank, WFAL2, the Controlling Party and the Master Collateral Agent shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Controlling Party and the Master Collateral Agent shall continue as though no such proceeding had been instituted.

            Section 6.03 No Remedy Exclusive. No right or remedy herein conferred upon or reserved to the Master Collateral Agent or the Controlling Party is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Controlling Party, and the exercise of or the beginning of the exercise of any right or power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.

                                   ARTICLE VII
                                     CUSTODY

            Section 7.01 Collateral Schedule. On each Pledge Date, the Bank and/or WFAL2, as applicable, shall deliver to the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security a schedule of Collateral (each, a "Collateral Schedule") that, as to each item of Collateral, sets forth at least the following information (i) in the case of each Mortgage Loan or Contract, the obligor's name, the loan or other identifying number, the interest rate, the original principal balance, the outstanding principal balance, the origination or issue date, the scheduled monthly principal and interest payment and the maturity date, (ii) in the case of any Security, the security name, the CUSIP number, the pool number (if applicable), the interest rate, the original principal balance, the outstanding principal balance, the origination or issue date, the scheduled monthly principal and interest payment (if applicable) and the maturity date and (iii) in the case of any other item of Collateral, to the extent applicable, the obligor's name, the loan or other identifying number, the security name, the CUSIP number, the pool number, the interest rate, the original principal balance, the outstanding principal balance, the origination or issue date, the scheduled monthly principal and interest payment and the maturity date.

            Section 7.02 Collateral Files.

            (a) With respect to each Mortgage Loan pledged on any Pledge Date, the Bank or WFAL2, as applicable, shall deliver the following documents to the Master Collateral Agent:

            (i) Original mortgage note endorsed or assigned without recourse to Deutsche Bank National Trust Company, as Master Collateral Agent;

            (ii) Original recorded mortgage or deed of trust or certified copy thereof; and

            (iii) Original assignment, in recordable form, of mortgage or deed of trust (which may be a blanket assignment for all Mortgage Loans) to Deutsche Bank National Trust Company, as Master Collateral Agent.

The Bank and WFAL2 jointly and severally represent, warrant and covenant to the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security that, with respect to such Mortgage Loan, the Bank or WFAL2 has (i) originals of all assumption and modification agreements related thereto,
(ii) evidence of homeowners insurance on the related mortgaged property, and
(iii) a title insurance policy.

            (b) With respect to each Contract pledged on any Pledge Date, the Bank or WFAL2 jointly and severally represent, warrant and covenant to the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security that, with respect to such Contract, that the Contract File (as defined in the WFS Sale and Servicing Agreement) is held by the Master Servicer as custodian under and in accordance with the terms of the Sale and Servicing Agreement. The Bank and WFAL2 jointly and severally represent, warrant and covenant to the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security that, with respect to such Contract, the Contract File contains all of the Contract Documents (as defined in the Sale and Servicing Agreement); provided, however, that if at any time Financial Security gives prior written approval to the pledge of Electronic Chattel Paper as Collateral hereunder, the original of the Contract shall not be required to be included in the Contract File. If Financial Security gives its prior written approval to the pledge of Electronic Chattel Paper as Collateral hereunder, the Bank and WFAL2 jointly and severally agree to comply with such requirements as Financial Security may then impose for the control of the single authoritative copy of such Electronic Chattel Paper.

            (c) Upon receipt by the Bank and WFAL2 of a Controlling Party Notice stating that a Default has occurred and is continuing, the Bank and WFAL2 shall deliver to the

Master Collateral Agent all documents and instruments specified in Sections 7.02(a) and (b) and such other documents and instruments with respect to each Mortgage Loan, Contract, Federal Agency Security, Federal Government Security or other item of Collateral pledged hereunder in which a security interest may be perfected by possession.

            (d) The documents and instruments delivered in respect of each Mortgage Loan, Contract, Federal Agency Security, Federal Government Security or other item of Collateral are herein referred to as the "Collateral File". The Master Collateral Agent shall segregate and maintain continuous custody of all documents constituting each Collateral File coming into the Master Collateral Agent's possession, in secure and fire-resistant facilities within the State of California in accordance with customary standards for such custody.

            Section 7.03 Release of Documents to Servicer. In the event that a specific document relating to an item of Collateral is required to be obtained by the Servicer or Master Servicer because such Collateral has been paid in full and is to be released by the Servicer or Master Servicer to the related obligor or to facilitate enforcement and collection procedures with respect to such Collateral, the Servicer or Master Servicer shall be entitled to obtain such document by submitting to the Master Collateral Agent (with copies to the Indenture Trustee, the Collateral Agent and Financial Security) a written request therefor, indicating and confirming that it will hold such document in trust for the benefit of the Master Collateral Agent until such time as it is released to the related obligor upon full payment or is otherwise returned to the Master Collateral Agent. Upon its receipt of a Controlling Party Notice stating that a Default has occurred and is continuing, the Master Collateral Agent shall not release such document to the Servicer or Master Servicer until it has received the written authorization from the Controlling Party.

            Section 7.04 Insurance. The Master Collateral Agent shall, at its own expense, maintain at all times during the existence of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance and (c) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by institutions that act as custodian in similar transactions.

            Section 7.05 Master Collateral Agent's Interest in Collateral. By execution of this Agreement, the Master Collateral Agent warrants and covenants that it currently does not hold, and during the existence of this Agreement will not hold, any adverse interest, by way of security or otherwise, in any Collateral and hereby waives and releases any such interest which it may have or acquire in the future. The Master Collateral Agent expressly waives (i) any lien that might arise in connection with unpaid fees or any lien that might arise in connection with any other claims against any party hereto and (ii) any possessory lien, claim or right of set-off with respect to any Collateral.

                                  ARTICLE VIII
                                  MISCELLANEOUS

            Section 8.01 Further Assurances. Each of the Bank, WFAL2 and the Master Collateral Agent shall take such action and deliver such instruments, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required by the Controlling Party to effectuate the purpose or provisions of this Agreement or to confirm or perfect any transaction described or contemplated herein. The parties hereto will make any changes required by the Office of Thrift Supervision if mutually agreed by the parties hereto and if there is no such mutual agreement, the Bank, WFAL2 and the Controlling Party agree to terminate this Agreement.

            Section 8.02 Waiver. Any waiver by any party of any provision of this Agreement or any right, remedy or option hereunder shall only prevent and stop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given. The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Agreement by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect.

            Section 8.03 Amendments; Additional Depositors. This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by each of the parties hereto; provided that the consent of the Master Collateral Agent shall not be withheld or delayed with respect to any amendment that does not adversely affect the Master Collateral Agent and, provided further that Schedule A hereto may be amended or replaced as set forth in Section 2.03(d) hereof. The Third Amended and Restated Agreement, as amended and restated hereby, shall remain in full force and effect. Furthermore, any affiliate of the Bank, WFAL or WFAL2 may become a "Depositor" under this Agreement with Controlling Party Consent and shall thereafter be subject to the provisions hereof and entitled to the benefits hereunder upon the execution of a counterpart hereof or other form of acknowledgment hereunder (which may be in the form of joinder attached hereto as Schedule C), and delivery to the parties hereto of a copy of such counterparty, acknowledgement or joinder, including such new Depositor's address for notice hereunder.

            Section 8.04 Severability. In the event that any provision of this Agreement or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Agreement. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Master Collateral Agent or by the Controlling Party hereunder is unavailable or unenforceable shall not affect in any way the ability of the Master Collateral Agent or the Controlling Party to pursue any other remedy available to it.

            Section 8.05 Notices. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

            (i)    If to the Bank or the Bank as Servicer:

                   Western Financial Bank
                   16485 Laguna Canyon Road
                   Irvine, California 92618
                   Attention: Guy Du Bose, Esq.
                   Telecopier No.: (949) 753-3085

            (ii)   If to WFAL:

                   WFS Financial Auto Loans, Inc.
                   23 Pasteur
                   Irvine, California 92618
                   Attention: Guy DuBose, Esq.
                   Telecopier No.: (949) 753-3085

            (iii)) If to WFS Funding:

                   WFS Funding, Inc.
                   444 East Warm Springs Road, # 116
                   Las Vegas, Nevada 89119
                   Attention: John L. Coluccio
                   Telecopier No.: 702-247-4602

            (iv)   If to WFSRC:

                   WFS Receivables Corporation
                   444 East Warm Springs Road, #116
                   Las Vegas, Nevada 89119
                   Attention: John L. Coluccio
                   Telecopier No.: 702-247-4602

            (v)    If to WFSRC2:

                   WFS Receivables Corporation 2
                   444 East Warm Springs Road, #116
                   Las Vegas, Nevada 89119
                   Attention: John L. Coluccio
                   Telecopier No.: 702-247-4602

            (vi)   If to WFAL2:

                   WFS Financial Auto Loans 2, Inc.
                   23 Pasteur
                   Irvine, California 92618
                   Attention: Guy DuBose, Esq.
                   Telecopier No.: (949) 753-3085

            (vii)  If to WFS as Servicer:

                   WFS Financial Inc.
                   23 Pasteur
                   Irvine, California  92618
                   Attention: Guy Du Bose, Esq.
                   Telecopier No.: (949) 727-2306

            (viii) If to Financial Security:

                   Financial Security Assurance Inc.
                   350 Park Avenue - 13th Floor
                   New York, New York 10022
                   Attention: Transaction Oversight Department
                        Telecopier No.(212) 339-3518

                   (in each case in which the notice or other communication to Financial Security refers to an Event of Default or a claim under the Policy or is a notice or other communication as to which a failure on the part of Financial Security to respond shall be deemed to constitute consent or acceptance, then with a copy to the attention of the Managing Director - Transaction Oversight)

            (ix)   If to the Indenture Trustee or the Collateral Agent:

                   Deutsche Bank Trust Company Americas
                   60 Wall Street
                   26th Floor - MSNYC60-2606
                   New York, New York 10005
                   Telecopier No. (212) 797-8696
                   Attention: Corporate Trust & Agency Services - Structured Finance Services

            (x)    If to the Master Collateral Agent:

                   Deutsche Bank National Trust Company
                   1761 East St. Andrew Place
                   Santa Ana, California 92705-4934
                   Telecopier No.: (714) 247-6478
                   Attention: Western Financial Collateral Assignment

A copy of each notice given hereunder to any party hereto shall also be given to (without duplication) the Controlling Party and the Master Collateral Agent. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

            Section 8.06 Term of this Agreement. This Agreement shall take effect on the date hereof and shall continue in effect until the Termination Date. On the Termination Date, this Agreement shall terminate, all obligations of the parties hereunder shall cease and terminate and the Collateral, if any, held hereunder and not to be used or applied in discharge of any obligations of the Bank or WFAL2 in respect of the Master Secured Obligations or otherwise under this Agreement, shall be released to and in favor of the Bank or WFAL2, as pledgor as the case may be.

            Section 8.07 Assignments; Third-Party Rights; Reinsurance.

            (a) This Agreement shall be a continuing obligation of the Bank and WFAL2 and shall (i) be binding upon the Bank and WFAL2 and their respective successors and assigns, and (ii) inure to the benefit of and be enforceable by the Master Collateral Agent, the Indenture Trustee, the Collateral Agent and Financial Security and by their respective successors and assigns. Neither the Bank nor WFAL2 may assign this Agreement or delegate any of its duties hereunder, without the prior written consent of the Controlling Party. Any assignment made in violation of this Agreement shall be null and void.

            (b) Financial Security shall have the right to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to any Policy issued in connection with any of the Trusts upon such terms and conditions as Financial Security may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve Financial Security of its obligations hereunder or under any such Policy.

            (c) In addition, Financial Security shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to any Trust or the obligations of Financial Security in connection therewith any rights of Financial Security under this Agreement, the Servicing Agreement or the Transaction Agreements or with respect to any real or personal property or other interests pledged to Financial Security, or in which Financial Security has a security interest, in connection with any Trust.

            (d) Except as provided herein with respect to participants and reinsurers, nothing in this Agreement shall confer any right, remedy or claim, express or implied, upon any Person, any owner or other holder of any security or other investment covered by any Policy, other than Financial Security, against the Bank or WFAL2, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns.

            Section 8.08 Consent of the Controlling Party. In the event that the Controlling Party's consent is required under the terms hereof, it is understood and agreed that, except as otherwise provided expressly herein, the determination whether to grant or withhold such consent shall be made solely by the Controlling Party in its sole discretion.

            Section 8.09 Trial by Jury Waived. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE SERVICING AGREEMENT, ANY OF THE EXISTING AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THIS WAIVER.

            Section 8.10 Counterparts. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

            Section 8.11 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth on the first page hereof.

                                    WESTERN FINANCIAL BANK

                                    By: /s/ THOMAS A. WOLFE
                                        ----------------------------------------
                                    Name: Thomas A. Wolfe
                                    Title: President and Vice Chairman

                                    WFS FINANCIAL AUTO LOANS, INC.

                                    By: /s/ LEE A. WHATCOTT
                                        ----------------------------------------
                                    Name: Lee A. Whatcott
                                    Title: Vice President and Chief Financial
                                           Officer

                                    WFS FUNDING, INC.

                                    By: /s/ MARK OLSON
                                        ----------------------------------------
                                    Name: Mark Olson
                                    Title: Senior Vice President and Controller

                                    WFS FINANCIAL AUTO LOANS 2, INC.

                                    By: /s/ J. KEITH PALMER
                                        ----------------------------------------
                                    Name: J. Keith Palmer
                                    Title: Vice President and Treasurer

                                    WFS RECEIVABLES CORPORATION

                                    By: /s/ SHELLEY CHASE
                                        ----------------------------------------
                                    Name: Shelley Chase
                                    Title: Vice President

                                    WFS RECEIVABLES CORPORATION 2

                                    By: /s/ JOHN COLUCCIO
                                        ----------------------------------------
                                    Name: John Coluccio
                                    Title: President

                                    FINANCIAL SECURITY ASSURANCE INC.

                                    By: /s/ ERROL UHR
                                        ----------------------------------------
                                    Name: Errol Uhr
                                    Title: Managing Director

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                    as Indenture Trustee and Collateral Agent

                                    By: /s/ MAN WING LI
                                        ----------------------------------------
                                    Name: Man Wing Li
                                    Title: Associate

                                    DEUTSCHE BANK NATIONAL TRUST COMPANY, as
                                    Master Collateral Agent

                                    By: /s/ RONALDO REYES
                                        ----------------------------------------
                                    Name: Ronaldo Reyes
                                    Title: Assistant Vice President

                                   SCHEDULE A
                              COLLATERAL GUIDELINES
                         (effective as of May 15, 2002)

                                                                     Maximum Borrowing
                                                                Capacity as a Percentage of
                                                                Outstanding Principal Amount
                                                                ----------------------------
MORTGAGE COLLATERAL: 1-4 Unit Residential First Mortgages                   80%
                     Multifamily (5-36 units) First Mortgages*              75%
                     Residential (1-4 units) Second Mortgages               50%

*Limited to $100 million on a discounted basis:

AUTO LOANS:                                                                 85%

                                                                      Maximum Borrowing
                                                                 Capacity as a Percentage of
                                                                    Current Market Value
                                                                 ---------------------------
SECURITIES COLLATERAL: FHLB Certificate of Deposit and
                       eligible deposit accounts                            100%
                       AIDS-Housing Guaranty Certificates                   100%
                       U.S. Treasury Bills, Bonds, and Notes                 95%
                       FHLB Bonds and Discount Notes                         95%
                       FNMA Mortgage-Backed Securities                       95%
                       FNMA Bonds and Discount Notes                         95%
                       GNMA Pass-through Securities                          95%
                       FHLMC Participation Certificates                      95%
                       FHLMC Bonds and Discount Notes                        95%
                       Federal Farm Credit Bank Bonds                        80%
                       Federal Land Bank Bonds                               80%
                       "AA" or "AAA" Publicly Registered
                          Pass-Throughs                                      85%
                       "AA" or "AAA" Publicly Registered
                          CMO's                                              80%

In accordance with Section 2.03(d) of the MCA Agreement as to which this Schedule A relates, for purposes of Section 3.02 of the MCA Agreement and the definition of "Aggregate Collateral Value", the Bank, WFAL2 and Financial Security agree that the value of any item of Securities Collateral of a type listed above shall be determined by apply the specified percentages listed above for that type of Securities Collateral to the "Market Value" of that Securities Collateral as determined in accordance with the next following paragraph.

"Market Value" shall at any time be, for any item of Securities Collateral, the bid price shown on the Bloomberg screen, or any other pricing source approved by Financial Security.

ALLOCATION LIMITATIONS: Specified Account Funds, Spread Account Funds and Holding Account Deposited Funds, pursuant to Section 2.03(d) of the MCA Agreement, may be invested under Reinvestment Contracts with the Bank and WFAL2 only in accordance with the following; aggregate limitations (in addition to any limitations set forth in Reinvestment Contracts or other wise under Reinvestment Contracts):

                         Bank           WFAL2
                         ----           -----
Specified Account        No Limit       Up to 25% of the amount of funds on
Invested Funds                          deposit in each Specified Account for
                                        such Series

Spread Account           No Limit       No Limit
Invested Funds

Holding Account          No Limit       0
Deposited Funds

Capitalized terms not otherwise defined in this Schedule A shall have the meanings specified in the MCA Agreement to which this Schedule A is annexed.

                                   SCHEDULE B
                          MONTHLY COLLATERAL STATEMENT

This certificate is given by the undersigned pursuant to the requirements of
Section 3.02(b) of the Fourth Amended and Restated Master Collateral Assignment Agreement dated as of September 1, 2002, among Western Financial Bank (the "Bank"), WFS Financial Auto Loans, Inc. ("WFAL"), WFS Financial Auto Loans 2, Inc. ("WFAL2"), WFS Receivables Corporation, WFS Receivables Corporation 2, Western Funding, Inc., Financial Security Assurance Inc., Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee and Collateral Agent, and Deutsche Bank National Trust Company (formerly known as Bankers Trust Company of California, N.A.), as Master Collateral Agent (the "MCA Agreement"). All capitalized terms used herein have the definitions given for them in the MCA Agreement. The undersigned hereby certifies that the following information is a full, complete and accurate statement as to (1) the Aggregate Commingled Account and (ii) the Aggregate Collateral Value as of ______________.

I.    Aggregate Commingled Account Balance

            Aggregate Collection Account Balances (a)               $
            Aggregate Spread Account Balances                       $

      Aggregate Commingled Account Balance                $___________

II.   Aggregate Collateral Value

            Value of Collateral pledged (b)
                  Residential (1-4 units) Second Mortgages          $
                  Multifamily First Mortgages                       $
                  FNMA Participation Certificate                    $
                  Auto Loans                                        $
                  GNMA MBS                                          $
                  US Treasury Bills                                 $___________
            Less anticipated collections of principal and interest
            from contracts during the next calendar month (c)       $(_________)

      Total Net Value of Collateral Pledged                         $___________

III. The Aggregate Collateral Value as shown in Item II, above, exceeds the Aggregate Commingled Account Balance as shown in Item I above.

Dated ______________                          WESTERN FINANCIAL BANK

                                              By:________________________

                                              WFS FINANCIAL AUTO LOANS 2, INC.

                                              By:________________________

--------------------------------------------------------------------------------
(a) Aggregate Collection Account Balance has been reduced by Advances made by the Bank or the Master Servicer [and by $__________________, the actual amount of principal and interest payments made by the Bank and WFAL2 to the Trustee on ____________ 1, __________ from the various Collection Accounts].

(b) Discounted values in accordance with the Collateral Guidelines, Schedule A to the MCA Agreement.

(c) Calculated as an amount equal to 3% of the Aggregate Scheduled Balances (as defined in the applicable Sale and Servicing Agreements) as of the last Business Day of the immediately preceding month.

                                       B-1